UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Mortgage Income Fund (FMY)

Semi-Annual Report
For the Six Months Ended
April 30, 2026

Table of Contents
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2026
Performance and Risk Disclosure
There is no assurance that the First Trust Mortgage Income Fund (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2026 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$12.04
Common Share Net Asset Value (“NAV”)	$12.65
Premium (Discount) to NAV	(4.82)%
Net Assets Applicable to Common Shares	$53,277,574
Current Distribution per Common Share(1)	$0.0650
Current Annualized Distribution per Common Share	$0.7800
Current Distribution Rate on Common Share Price(2)	6.48%
Current Distribution Rate on NAV(2)	6.17%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 4/30/26	1 Year Ended 4/30/26	5 Years Ended 4/30/26	10 Years Ended 4/30/26	Inception (5/25/05) to 4/30/26
Fund Performance(3)
NAV	1.44%	6.06%	4.21%	3.93%	5.00%
Market Value	3.12%	6.46%	4.08%	4.16%	4.52%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	1.31%	5.56%	0.35%	1.42%	3.04%

Portfolio Characteristics
Weighted Average Effective Long Duration	5.9 Years
Weighted Average Effective Short Duration	(0.0)* Years
* Amount is less than 0.1

Fund Allocation	% of Net Assets
Mortgage-Backed Securities	59.1%
U.S. Government Agency Mortgage-Backed Securities	32.5
Asset-Backed Securities	8.6
Money Market Funds	3.7
Put Options Written	(0.0)*
Call Options Written	(0.0)*
Net Other Assets and Liabilities(4)	(3.9)
Total	100.0%
* Amount is less than 0.1%

(1)
Most recent distribution paid through April 30, 2026. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of April 30, 2026. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Past performance is not indicative of future results.
(4)
Includes variation margin on futures contracts.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE” (Continued)
As of April 30, 2026 (Unaudited)
Credit Quality(5)	% of Total Investments
AAA	16.2%
AA+	3.4
AA	2.0
A	2.8
BBB+	2.5
BBB	2.8
BBB-	8.0
BB+	2.2
BB	4.2
BB-	1.1
B	1.3
B-	4.1
CCC+	0.3
CCC-	0.0*
CC	0.5
NR	15.6
Agency	29.5
Cash & Cash Equivalents	3.5
Total	100.0%
* Amount is less than 0.1%

(5)
The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO, of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Agency and U.S. Agency mortgage-backed securities appear under “Agency.” Credit ratings are subject to change.

Portfolio Management
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2026 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
Owen Aronson –  Vice President and Portfolio Manager, First Trust Government & Securitized Products Group

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2026 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 59.1%
	Collateralized Mortgage Obligations – 39.8%
	Banc of America Mortgage Trust
$27,308	Series 2002-L, Class 1A1 (a)	3.19%	12/25/32	$23,655
	Citigroup Mortgage Loan Trust
33,869	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (b)	5.75%	09/25/35	34,531
2,750	Series 2009-10, Class 1A1 (a) (c)	5.30%	09/25/33	2,742
640,000	Series 2020-EXP1, Class M1 (a) (c)	4.47%	05/25/60	587,098
	COLT Mortgage Loan Trust
500,000	Series 2021-HX1, Class B3A (a) (c)	4.12%	10/25/66	375,071
	Connecticut Avenue Securities Trust
1,000,000	Series 2024-R02, Class 1B2, 30 Day Average SOFR + 3.70% (b) (c)	7.35%	02/25/44	1,049,900
	Countrywide Home Loan Mortgage Pass-Through Trust
112,211	Series 2006-HYB5, Class 3A1A (a)	4.62%	09/20/36	100,069
	Credit Suisse Mortgage Trust
663,718	Series 2017-FHA1, Class A1 (c)	3.25%	04/25/47	626,400
	Deephaven Residential Mortgage Trust
775,000	Series 2021-1, Class B2 (c)	3.96%	05/25/65	704,364
	Fidelis Mortgage Trust
1,000,000	Series 2025-RTL1, Class B (c)	8.95%	02/27/40	1,004,793
	Galton Funding Mortgage Trust
264,549	Series 2018-2, Class B2 (c)	4.53%	10/25/58	256,515
	GSR Mortgage Loan Trust
1,061	Series 2003-10, Class 1A12 (a)	5.56%	10/25/33	1,016
72,953	Series 2005-AR1, Class 4A1 (a)	3.67%	01/25/35	61,117
	JP Morgan Mortgage Trust
16,640	Series 2006-A2, Class 5A3 (a)	6.31%	11/25/33	16,634
	LHOME Mortgage Trust
800,000	Series 2024-RTL2, Class M, steps up to 13.08% on 10/25/2026 (c) (d)	11.58%	03/25/29	803,353
	MASTR Alternative Loan Trust
3,511,472	Series 2006-2, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.35% (b)	4.12%	03/25/36	282,830
	Onslow Bay Mortgage Loan Trust
491,222	Series 2021-NQM4, Class A1 (c)	1.96%	10/25/61	421,960
	PRET Trust
500,000	Series 2024-RPL1, Class M2 (a) (c)	3.98%	10/25/63	377,411
	PRKCM Trust
1,000,000	Series 2021-AFC1, Class B2 (c)	3.95%	08/25/56	697,835
	PRPM
1,000,000	Series 2025-3, Class A2, steps up to 12.07% on 5/01/2028 (c) (d)	9.07%	05/25/30	996,226
	PRPM LLC
1,000,000	Series 2025-6, Class M1 (c)	10.56%	08/25/28	998,711
1,250,000	Series 2025-RPL4, Class M1A, steps up to 4.00% on 5/01/2029 (c) (d)	3.00%	05/25/55	1,147,104
1,050,000	Series 2026-RCF2, Class M1 (c)	5.50%	03/25/56	1,039,170
	PRPM Trust
725,000	Series 2024-NQM1, Class M1 (a) (c)	6.71%	12/25/68	730,499
	Redwood Funding Trust
593,214	Series 2025-2, Class A (c)	7.11%	10/25/55	601,109
1,029,291	Series 2025-3, Class A (c)	6.23%	12/27/56	1,038,520
255,000	Series 2025-3, Class B (c)	7.75%	12/27/56	257,675
964,672	Series 2026-1, Class A, steps up to 9.00% on 2/27/2028 (c) (d)	5.93%	09/27/56	968,927
500,000	Series 2026-2, Class A	6.26%	11/27/56	499,999
290,000	Series 2026-2, Class B	8.00%	11/27/56	289,995
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Residential Accredit Loans, Inc.
$64,115	Series 2006-QO1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.54% (b)	4.31%	02/25/46	$31,704
528,335	Series 2006-QS6, Class 1AV, IO (a)	0.77%	06/25/36	14,177
	Residential Asset Securitization Trust
14,999	Series 2004-A3, Class A7	5.25%	06/25/34	15,095
	Roc Mortgage Trust
952,553	Series 2021-RTL1, Class M (c)	6.68%	08/25/26	929,775
	Starwood Mortgage Residential Trust
704,298	Series 2022-3, Class A1 (c)	5.16%	03/25/67	702,590
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
330	Series 2001-SB1, Class A2	3.38%	08/25/31	329
	Towd Point Mortgage Trust
1,250,000	Series 2017-4, Class B4 (c)	3.62%	06/25/57	978,806
	Verus Securitization Trust
533,000	Series 2021-5, Class B2 (c)	3.94%	09/25/66	409,849
425,000	Series 2021-R2, Class B2 (c)	4.26%	02/25/64	357,485
642,207	Series 2022-1, Class A1 (c)	3.72%	01/25/67	607,477
1,000,000	Series 2025-INV1, Class B2 (c)	6.95%	02/25/70	1,013,600
	Washington Mutual Alternative Mortgage Pass-Through Certificates
8,307	Series 2007-5, Class A11, (1 Mo. CME Term SOFR + CSA) x -6 + 39.48% (e)	16.87%	06/25/37	9,847
	WinWater Mortgage Loan Trust
154,683	Series 2015-3, Class B1 (a) (c)	3.82%	03/20/45	144,645
				21,210,608
	Commercial Mortgage-Backed Securities – 19.3%
	BANK
20,105,617	Series 2017-BNK7, Class XA, IO (a)	0.79%	09/15/60	126,832
11,320,955	Series 2019-BN19, Class XA, IO (a)	1.07%	08/15/61	283,742
8,824,298	Series 2019-BN23, Class XA, IO (a)	0.80%	12/15/52	179,166
5,144,118	Series 2020-BN26, Class XA, IO (a)	1.31%	03/15/63	170,931
	BBCMS Mortgage Trust
1,000,000	Series 2018-TALL, Class A, 1 Mo. CME Term SOFR + CSA + 0.87% (b) (c)	4.57%	03/15/37	946,619
	Benchmark Mortgage Trust
20,257,706	Series 2018-B5, Class XA, IO (a)	0.60%	07/15/51	162,048
	BWAY Trust
600,000	Series 2025-1535, Class B (a) (c)	7.71%	05/05/42	623,921
	BX Trust
1,000,000	Series 2025-DELC, Class A, 1 Mo. CME Term SOFR + 1.55% (b) (c)	5.20%	12/15/42	1,002,494
	Cali 2024
350,000	Series 2024-Sun, Class D, 1 Mo. CME Term SOFR + 3.63% (b) (c)	7.29%	07/15/41	352,152
	CCRE Commercial Mortgage Securities L.P.
7,284,270	CFCRE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8, Class XA, IO (a)	1.60%	06/15/50	56,189
	CD Commercial Mortgage Trust
8,217,239	Series 2018-CD7, Class XA, IO (a)	0.79%	08/15/51	100,520
	Citigroup Commercial Mortgage Trust
3,801,518	Series 2016-P4, Class XA, IO (a)	1.90%	07/10/49	192
	COMM Mortgage Trust
3,829,000	Series 2015-CCRE26, Class XD, IO (a) (c)	1.59%	10/10/48	140
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Credit Suisse Mortgage Trust
$515,582	Series 2022-CNTR, Class A, 1 Mo. CME Term SOFR + 3.94% (b) (f)	7.60%	01/09/25	$55,425
	CSAIL Commercial Mortgage Trust
5,760,776	Series 2020-C19, Class XA, IO (a)	1.21%	03/15/53	181,185
	FIVE Mortgage Trust
22,217,474	Series 2023-V1, Class XA, IO (g)	0.87%	02/10/56	203,561
	Great Wolf Trust
1,000,000	Series 2024-WOLF, Class E, 1 Mo. CME Term SOFR + 3.64% (b) (c)	7.29%	03/15/39	1,007,217
	JP Morgan Chase Commercial Mortgage Securities Trust
18,669,359	Series 2016-JP4, Class XA, IO (a)	0.69%	12/15/49	15,761
242,271	Series 2018-PHH, Class A, 1 Mo. CME Term SOFR + CSA + 1.21% (b) (c)	4.91%	06/15/35	161,118
	Life Mortgage Trust
280,000	Series 2021-BMR, Class D, 1 Mo. CME Term SOFR + CSA + 1.40% (b) (c)	5.17%	03/15/38	272,388
	LSTAR Commercial Mortgage Trust
20,893,470	Series 2017-5, Class X, IO (a) (c)	1.06%	03/10/50	70,787
	MCR Mortgage Trust
885,000	Series 2024-TWA, Class F (c)	10.38%	06/12/39	894,425
	Morgan Stanley Bank of America Merrill Lynch Trust
341,659	Series 2016-C31, Class XA, IO (a)	1.37%	11/15/49	396
	Morgan Stanley Capital I Trust
2,180,000	Series 2016-UBS9, Class XD, IO (a) (c)	1.71%	03/15/49	28,136
265,000	Series 2018-MP, Class A (a) (c)	4.42%	07/11/40	249,114
	MSWF Commercial Mortgage Trust
7,563,750	Series 2023-1, Class XA, IO (a)	1.09%	05/15/56	354,171
	NYO Commercial Mortgage Trust
380,000	Series 2021-1290, Class D, 1 Mo. CME Term SOFR + CSA + 2.55% (b) (c)	6.31%	11/15/38	377,965
	SFO Commercial Mortgage Trust
1,102,700	Series 2021-555, Class A, 1 Mo. CME Term SOFR + CSA + 1.15% (b) (c)	4.92%	05/15/38	1,102,889
1,000,000	Series 2021-555, Class D, 1 Mo. CME Term SOFR + CSA + 2.40% (b) (c)	6.17%	05/15/38	994,048
	Wells Fargo Commercial Mortgage Trust
5,282,539	Series 2021-C60, Class XA, IO (a)	1.61%	08/15/54	296,829
				10,270,361
	Total Mortgage-Backed Securities			31,480,969
	(Cost $32,628,701)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 32.5%
	Collateralized Mortgage Obligations – 17.6%
	Federal Home Loan Mortgage Corp.
59,145	Series 2439, Class XI, IO, if 30 Day Average SOFR is less than 7.39%, then 6.50%, otherwise 0.00% (e)	6.50%	03/15/32	6,190
312,166	Series 2975, Class SJ, IO, (30 Day Average SOFR + CSA) x -1 + 6.65% (e)	2.90%	05/15/35	28,719
10,310	Series 3451, Class SB, IO, (30 Day Average SOFR + CSA) x -1 + 6.03% (e)	2.28%	05/15/38	781
140,970	Series 3471, Class SD, IO, (30 Day Average SOFR + CSA) x -1 + 6.08% (e)	2.33%	12/15/36	12,287
1,407	Series 4021, Class IP, IO	3.00%	03/15/27	10
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corp. (Continued)
$27,969	Series 4057, Class YI, IO	3.00%	06/15/27	$294
49,224	Series 4082, Class PI, IO	3.00%	06/15/27	478
118,717	Series 4206, Class IA, IO	3.00%	03/15/33	5,531
855,950	Series 4959, Class JF, 30 Day Average SOFR + CSA + 0.45% (b)	4.21%	03/25/50	839,754
926,256	Series 4990, Class AF, 30 Day Average SOFR + CSA + 0.40% (b)	4.16%	07/25/50	906,958
830,893	Series 5004, Class FG, 30 Day Average SOFR + CSA + 0.40% (b)	4.16%	08/25/50	811,423
2,039,292	Series 5179, Class GZ	2.00%	01/25/52	1,194,537
606,918	Series 5350, Class PO, PO	(h)	11/25/53	514,854
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
42,715	Series T-56, Class APO, PO	(h)	05/25/43	41,617
	Federal Home Loan Mortgage Corp., STRIPS
41	Series 177, Class IO, IO	7.00%	07/01/26	0
	Federal National Mortgage Association
6,035	Series 2002-80, Class IO, IO	6.00%	09/25/32	174
26,089	Series 2003-15, Class MS, IO, (30 Day Average SOFR + CSA) x -1 + 8.00% (e)	4.24%	03/25/33	2,834
30,294	Series 2003-44, Class IU, IO	7.00%	06/25/33	3,440
29,344	Series 2005-6, Class SE, IO, (30 Day Average SOFR + CSA) x -1 + 6.70% (e)	2.94%	02/25/35	2,168
17,409	Series 2007-100, Class SM, IO, (30 Day Average SOFR + CSA) x -1 + 6.45% (e)	2.69%	10/25/37	1,674
103,370	Series 2007-37, Class SB, IO, (30 Day Average SOFR + CSA) x -1 + 6.75% (e)	2.99%	05/25/37	11,952
294,177	Series 2008-17, Class BE	5.50%	10/25/37	291,788
460,877	Series 2010-103, Class ID, IO	5.00%	09/25/40	63,624
23,894	Series 2010-99, Class SG, (30 Day Average SOFR + CSA) x -5 + 25.00% (e)	6.16%	09/25/40	24,425
997,754	Series 2012-125, Class MI, IO	3.50%	11/25/42	129,354
16,897	Series 2013-132, Class SW, (30 Day Average SOFR + CSA) x -2.67 + 10.67%, 0.00% Floor (e)	0.62%	01/25/44	12,580
858,225	Series 2013-32, Class IG, IO	3.50%	04/25/33	54,059
988,560	Series 2015-20, Class ES, IO, (30 Day Average SOFR + CSA) x -1 + 6.15% (e)	2.39%	04/25/45	114,274
168,142	Series 2016-74, Class LI, IO	3.50%	09/25/46	37,503
1,828,976	Series 2017-109, Class SJ, IO, (30 Day Average SOFR + CSA) x -1 + 6.20% (e)	2.44%	01/25/48	198,075
241,304	Series 2020-47, Class FA, 30 Day Average SOFR + CSA + 0.40% (b)	4.16%	07/25/50	236,312
869,181	Series 2022-69, Class FA, 30 Day Average SOFR + 0.82% (b)	4.47%	10/25/52	863,010
912,338	Series 5435, Class BS, (30 Day Average SOFR) x -2 + 11.93% (e)	4.63%	07/25/54	826,170
	Federal National Mortgage Association, STRIPS
5,219	Series 305, Class 12, IO (g)	6.50%	12/25/29	246
17,175	Series 355, Class 18, IO	7.50%	11/25/33	1,658
325,097	Series 406, Class 6, IO (g)	4.00%	01/25/41	48,870
	Freddie Mac STACR REMIC Trust
1,000,000	Series 2025-DNA4, Class M2, 30 Day Average SOFR + 1.55% (b) (c)	5.20%	10/25/45	1,004,414
	Government National Mortgage Association
66,133	Series 2005-33, Class AY	5.50%	04/16/35	66,031
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$92,158	Series 2007-68, Class PI, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.65% (e)	2.87%	11/20/37	$596
100,000	Series 2008-2, Class HB	5.50%	01/16/38	99,532
78,481	Series 2008-73, Class SK, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.74% (e)	2.96%	08/20/38	2,324
125,743	Series 2013-104, Class YS, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.15% (e)	2.37%	07/16/43	10,042
2,767,568	Series 2015-158, Class KS, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.25% (e)	2.47%	11/20/45	385,465
79,197	Series 2016-139, Class MZ	1.50%	07/20/45	50,024
174,157	Series 2017-4, Class CZ	3.00%	01/20/47	143,231
148,428	Series 2017-H18, Class DZ (g)	4.61%	09/20/67	142,256
7,631,699	Series 2020-13, Class BT, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.20%, Capped at 0.50% (e)	0.50%	11/20/45	167,357
				9,358,895
	Commercial Mortgage-Backed Securities – 11.2%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
14,500,000	Series K071, Class X3, IO (a)	2.08%	11/25/45	422,981
12,589,940	Series K100, Class X3, IO (a)	1.94%	11/25/47	711,962
4,000,000	Series K110, Class X3, IO (a)	3.49%	06/25/48	467,381
4,326,216	Series K118, Class X3, IO (a)	2.78%	10/25/48	429,019
1,900,000	Series K122, Class X3, IO (a)	2.72%	01/25/49	190,770
3,343,856	Series K128, Class X3, IO (a)	2.88%	04/25/31	379,272
1,831,144	Series K739, Class X3, IO (a)	2.90%	11/25/48	53,649
2,454,000	Series K755, Class X3, IO (a)	5.84%	02/25/31	558,700
1,663,400	Series K757, Class X3, IO (a)	5.74%	10/25/61	405,213
4,571,896	Series KG06, Class X3, IO (a)	2.83%	10/25/31	547,228
	Federal National Mortgage Association, ACES
15,150,000	Series 2019-M29, Class X4, IO (a)	0.70%	03/25/29	224,147
	Freddie Mac Multiclass Certificates
5,516,101	Series 2021-P011, Class X1, IO (a)	1.74%	09/25/45	568,979
	Government National Mortgage Association
3,509,782	Series 2021-31, Class IO, IO (a)	0.94%	01/16/61	239,277
4,790,540	Series 2024-32, Class IO, IO (a)	0.70%	06/16/63	251,527
5,096,877	Series 2024-47, Class AI, IO	0.75%	06/16/64	266,895
3,530,475	Series 2025-21, Class IO, IO (a)	0.95%	04/16/65	248,441
				5,965,441
	Pass-Through Securities – 3.7%
	Fannie Mae or Freddie Mac
140,000	Pool TBA	3.00%	05/01/56	122,585
667,000	Pool TBA (i)	3.50%	05/01/56	607,217
50,000	Pool TBA	4.00%	05/01/56	46,896
230,000	Pool TBA	4.50%	05/01/56	221,269
507,000	Pool TBA	5.00%	05/01/56	499,560
494,000	Pool TBA	5.50%	05/01/56	496,535
				1,994,062
	Total U.S. Government Agency Mortgage-Backed Securities			17,318,398
	(Cost $18,999,857)
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES – 8.6%
	Adams Outdoor Advertising LP
$1,000,000	Series 2023-1, Class B (c)	8.81%	07/15/53	$1,022,192
	CoreVest American Finance Trust
73,247	Series 2021-1, Class A (c)	1.57%	04/15/53	72,036
5,037,664	Series 2021-3, Class XA, IO (a) (c)	2.51%	10/15/54	32,953
	Exeter Automobile Receivables Trust
750,000	Series 2024-1A, Class E (c)	7.89%	08/15/31	775,866
	Gracie Point International Funding LLC
500,000	Series 2025-1A, Class D, 30 Day Average SOFR + 4.50% (b) (c)	8.15%	08/15/28	500,117
	Island Finance Trust
500,000	Series 2025-1A, Class B (c)	7.95%	03/19/35	504,701
500,000	Series 2025-1A, Class C (c)	10.00%	03/19/35	505,068
	Mid-State Capital Corp. Trust
12,313	Series 2005-1, Class A	5.75%	01/15/40	12,306
	PAGAYA AI Debt Grantor Trust
183,332	Series 2024-10, Class E (c)	10.41%	06/15/32	187,027
	PRET
1,000,000	Series 2026-NPL4, Class A2, steps up to 10.14% on 3/25/2030 (c) (d)	7.14%	04/25/56	995,321
	Total Asset-Backed Securities			4,607,587
	(Cost $4,495,776)

Shares	Description	Value
MONEY MARKET FUNDS – 3.7%
1,943,465	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.52% (j)	1,943,465
	(Cost $1,943,465)

Total Investments – 103.9%	55,350,419
(Cost $58,067,799)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS – (0.0)%
	Call Options Written – (0.0)%
(1)	U.S. 10-Year Treasury Note Futures, expiring June 2026	$(110,594)	$114.50	05/22/26	(16)
(2)	U.S. 10-Year Treasury Note Futures, expiring June 2026	(221,188)	115.00	05/22/26	(31)
(2)	U.S. 10-Year Treasury Note Futures, expiring September 2026	(221,188)	115.00	08/21/26	(344)
(1)	U.S. Treasury Long Bond Futures, expiring June 2026	(112,844)	121.00	05/22/26	(16)
(1)	U.S. Treasury Long Bond Futures, expiring September 2026	(112,844)	119.00	08/21/26	(562)
(1)	U.S. Treasury Long Bond Futures, expiring September 2026	(112,844)	120.00	08/21/26	(469)
(5)	U.S. Treasury Long Bond Futures, expiring September 2026	(564,220)	121.00	08/21/26	(1,953)
(1)	U.S. Treasury Long Bond Futures, expiring September 2026	(112,844)	124.00	08/21/26	(250)
	Total Call Options Written				(3,641)
	(Premiums received $11,182)
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Put Options Written – (0.0)%
(1)	U.S. 10-Year Treasury Note Futures, expiring June 2026	$(110,594)	$110.50	05/22/26	$(484)
(1)	U.S. 10-Year Treasury Note Futures, expiring June 2026	(110,594)	111.00	05/22/26	(734)
(1)	U.S. 5-Year Treasury Note Futures, expiring June 2026	(107,836)	108.25	05/22/26	(594)
(3)	U.S. 5-Year Treasury Note Futures, expiring September 2026	(323,508)	107.50	08/21/26	(2,297)
(2)	U.S. 5-Year Treasury Note Futures, expiring September 2026	(215,672)	107.75	08/21/26	(1,750)
(1)	U.S. Treasury Long Bond Futures, expiring June 2026	(112,844)	109.00	05/22/26	(156)
(1)	U.S. Treasury Long Bond Futures, expiring June 2026	(112,844)	110.00	05/22/26	(266)
(1)	U.S. Treasury Long Bond Futures, expiring June 2026	(112,844)	111.00	05/22/26	(437)
(1)	U.S. Treasury Long Bond Futures, expiring September 2026	(112,844)	109.00	08/21/26	(1,391)
(1)	U.S. Treasury Long Bond Futures, expiring September 2026	(112,844)	110.00	08/21/26	(1,672)
(5)	U.S. Treasury Long Bond Futures, expiring September 2026	(564,220)	111.00	08/21/26	(10,000)
(1)	U.S. Treasury Long Bond Futures, expiring September 2026	(112,844)	112.00	08/21/26	(2,375)
	Total Put Options Written				(22,156)
	(Premiums received $23,326)
	Total Written Options				(25,797)
	(Premiums received $34,508)

Net Other Assets and Liabilities – (3.9)%	(2,047,048)
Net Assets – 100.0%	$53,277,574
Futures Contracts at April 30, 2026 (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
CME Ultra U.S. Treasury Bond Futures	Long	6	Jun 2026	$690,187	$(19,375)
U.S. Treasury 10-Year Note Futures	Long	29	Jun 2026	3,207,219	(39,979)
U.S. Treasury 2-Year Note Futures	Short	15	Jun 2026	(3,106,875)	2,172
U.S. Treasury 5-Year Note Futures	Long	38	Jun 2026	4,097,766	(30,383)
U.S. Treasury Long-Term Bond Futures	Long	3	Jun 2026	338,531	(344)
Ultra 10-Year U.S. Treasury Note Futures	Long	63	Jun 2026	7,110,141	(180,460)
				$12,336,969	$(268,369)

(a)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(b)	Floating or variable rate security.
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2026, securities noted as such amounted to $33,512,718 or 62.9% of net assets.

(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at April 30, 2026.
(e)	Inverse floating rate security.
(f)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(h)	Zero coupon security.
(i)	All or portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of April 30, 2026.

Abbreviations throughout the Portfolio of Investments:
ACES	– Alternative Credit Enhancement Securities
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
PO	– Principal-Only Security
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2026 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$31,480,969	$—	$31,480,969	$—
U.S. Government Agency Mortgage-Backed Securities	17,318,398	—	17,318,398	—
Asset-Backed Securities	4,607,587	—	4,607,587	—
Money Market Funds	1,943,465	1,943,465	—	—
Total Investments	55,350,419	1,943,465	53,406,954	—
Futures Contracts*	2,172	2,172	—	—
Total	$55,352,591	$1,945,637	$53,406,954	$—

LIABILITIES TABLE
	Total Value at 4/30/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts*	$(270,541)	$(270,541)	$—	$—
Written Options	(25,797)	(25,797)	—	—
Total	$(296,338)	$(296,338)	$—	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2026 (Unaudited)

ASSETS:
Investments, at value	$ 55,350,419
Restricted Cash	376,198
Receivables:
Investment securities sold	3,532,403
Interest	445,649
Variation margin	27,532
Prepaid expenses	17,605
Total Assets	59,749,806
LIABILITIES:
Options contracts written, at value	25,797
Payables:
Investment securities purchased	6,327,068
Audit and tax fees	57,596
Investment advisory fees	37,235
Shareholder reporting fees	8,032
Administrative fees	7,756
Trustees’ fees and expenses	4,027
Transfer agent fees	1,696
Legal fees	1,648
Financial reporting fees	793
Custodian fees	5
Other liabilities	579
Total Liabilities	6,472,232
NET ASSETS	$53,277,574
NET ASSETS consist of:
Paid-in capital	$ 62,114,504
Par value	42,131
Accumulated distributable earnings (loss)	(8,879,061)
NET ASSETS	$53,277,574
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.65
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
Investments, at cost	$58,067,799
Premiums received on options contracts written	$34,508
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2026 (Unaudited)

INVESTMENT INCOME:
Interest	$ 1,053,443
Total investment income	1,053,443
EXPENSES:
Investment advisory fees	227,035
Audit and tax fees	35,573
Trustees’ fees and expenses	31,570
Administrative fees	23,672
Shareholder reporting fees	19,052
Listing fees	12,204
Transfer agent fees	12,192
Financial reporting fees	4,959
Custodian fees	2,282
Legal fees	2,219
Other	7,395
Total expenses	378,153
NET INVESTMENT INCOME (LOSS)	675,290
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	54,210
Purchased options contracts	(794)
Written options contracts	844
Futures contracts	35,439
Net realized gain (loss)	89,699
Net change in unrealized appreciation (depreciation) on:
Investments	272,034
Purchased options contracts	789
Written options contracts	8,711
Futures contracts	(379,727)
Investments sold short	1,692
Net change in unrealized appreciation (depreciation)	(96,501)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,802)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 668,488
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets

	Six Months Ended 4/30/2026 (Unaudited)	Year Ended 10/31/2025
OPERATIONS:
Net investment income (loss)	$ 675,290	$ 2,744,021
Net realized gain (loss)	89,699	(237,151)
Net change in unrealized appreciation (depreciation)	(96,501)	2,046,807
Net increase (decrease) in net assets resulting from operations	668,488	4,553,677
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,643,115)	(2,394,577)
Return of capital	—	(1,270,833)
Total distributions to shareholders	(1,643,115)	(3,665,410)
Total increase (decrease) in net assets	(974,627)	888,267
NET ASSETS:
Beginning of period	54,252,201	53,363,934
End of period	$ 53,277,574	$ 54,252,201
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 4/30/2026 (Unaudited)	Year Ended October 31,
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 12.88	$ 12.67	$ 11.72	$ 12.09	$ 13.92	$ 14.45
Income from investment operations:
Net investment income (loss)	0.16 (a)	0.65 (a)	0.93 (a)	0.76 (a)	0.50	0.44
Net realized and unrealized gain (loss)	(0.00) (b)	0.43	0.98 (c)	(0.45)	(1.67)	(0.25)
Total from investment operations	0.16	1.08	1.91	0.31	(1.17)	0.19
Distributions paid to shareholders from:
Net investment income	(0.39)	(0.57)	(0.88)	(0.68)	(0.43)	(0.35)
Return of capital	—	(0.30)	(0.08)	—	(0.23)	(0.37)
Total distributions paid to Common Shareholders	(0.39)	(0.87)	(0.96)	(0.68)	(0.66)	(0.72)
Net asset value, end of period	$12.65	$12.88	$12.67	$11.72	$12.09	$13.92
Market value, end of period	$12.04	$12.06	$12.11	$10.88	$11.01	$13.70
Total return based on net asset value (d)	1.44%	9.22%	17.10%	2.88%	(8.38)%	1.51%
Total return based on market value (d)	3.12%	7.00%	20.57%	4.88%	(15.22)%	7.74%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 53,278	$ 54,252	$ 53,364	$ 49,398	$ 50,929	$ 58,647
Ratio of total expenses to average net assets	1.42% (e)	1.40%	1.42%	1.36%	1.33%	1.31%
Ratio of net investment income (loss) to average net assets	2.53% (e)	5.14%	7.39%	6.18%	3.86%	3.11%
Portfolio turnover rate	17%	82%	100%	143%	44%	67%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	The Fund received a payment from the advisor in the amount of $908, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(e)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
both are available. Over-the counter options contracts are valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the fundamental business data relating to the issuer;
 2)
available market prices for the fixed-income security;
 3)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 4)
the type, size and cost of the security;
 5)
the financial statements of the issuer;
 6)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 7)
the information as to any transactions in or offers for the security;
 8)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
 9)
the coupon payments;
10)
the quality, value and salability of collateral, if any, securing the security;
11)
the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
12)
the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
13)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2026, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2026, the Fund had no when-issued or delayed delivery securities. At April 30, 2026, the Fund held $275,842 of forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2026, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Credit Suisse Mortgage Trust, 7.60%, 01/09/25	03/10/22	$515,582	$10.75	$515,582	$55,425	0.10%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $376,198 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts, exchange-listed options on secured overnight financing rate futures contracts and options on interest-rate swap agreements. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund may incur a loss (depending on the original sale price of the option), which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly forecast the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
For the six months ended April 30, 2026 there was no restricted cash held for options on futures contracts.
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments(such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
G. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
H. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
I. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
J. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
K. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
L. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2025, was as follows:
Distributions paid from:
Ordinary income	$2,394,577
Capital gains	—
Return of capital	1,270,833
As of October 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,292,768)
Net unrealized appreciation (depreciation)	(5,611,666)
Total accumulated earnings (losses)	(7,904,434)
Other	—
Paid-in capital	62,156,635
Total net assets	$54,252,201
M. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $2,292,768.
At the taxable year ended October 31, 2025, the Fund utilized $346,572 of its capital loss carryforward.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of April 30, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of April 30, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$58,033,291	$653,895	$(3,362,564)	$(2,708,669)
N. Expenses
The Fund will pay all expenses directly related to its operations.
O. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2026, were $5,467,600 and $7,841,858, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2026, were $4,252,849 and $4,597,056, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2026, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 2,172	Unrealized depreciation on futures contracts*	$ 270,541
Options contracts	Interest Rate Risk	Options contracts purchased, at value	—	Options contracts written, at value	25,797
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2026, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(794)
Written options contracts	844
Futures contracts	35,439
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	789
Written options contracts	8,711
Futures contracts	(379,727)
The average notional value of futures contracts outstanding during the six months ended April 30, 2026, which is indicative of the volume of this derivative type was $21,399,404.
During the six months ended April 30, 2026, the premiums for purchased options opened were $0, and the premiums for purchased options closed, exercised and expired were $794.
During the six months ended April 30, 2026, the premiums for written options opened were $35,812, and the premiums for written options closed, exercised and expired were $1,305.
The Fund does not have the right to offset financial assets and liabilities related to futures and options on futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 14, 2026. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2029. The number of votes cast in favor of Ms. Keefe was 3,021,543 and the number of votes withheld was 204,751. The number of votes cast in favor of Mr. Keith was 3,020,763 and the number of votes withheld was 205,531. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Thomas J. Driscoll, Niel B. Nielson and Bronwyn Wright are the the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risk. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities and are a type of mortgage-backed security.  CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments.  CMO tranches are often specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
Artificial intelligence (“AI”) and machine learning technologies used by the Fund, the Advisor or third-party service providers may allow the unintended introduction of vulnerabilities into infrastructures and applications, which could exacerbate these risks or result in cyber incidents that implicate personal data. The Fund and its shareholders could be negatively impacted as a result of these cyber risks associated with AI technologies. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•
Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•
Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall.

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First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise. Yields on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; (iv) and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities, representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property.  These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.  In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.

Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2026 (Unaudited)
are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of such issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process or calculate or disseminate its NAV in a timely manner. The Fund relies on third-parties for a range of services, including custody, valuation, and administration, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

Valuation Risk. The valuation of securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally-sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

The First Trust Mortgage Income Fund (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the currently effective Code of Ethics will be filed with the Registrant’s annual Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Semi-annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Registrant’s Semi-annual Report filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Not applicable to the Registrant.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 7, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 7, 2026

* Print the name and title of each signing officer under his or her signature.

(b)	Not applicable.